Exhibit 10.5

APPLIED MICRO CIRCUITS CORPORATION
1997 DIRECTORS’ STOCK OPTION PLAN

Amended April 17, 2002

1.    Purposes of the Plan.    The purposes of this Directors’ Stock Option Plan are to attract and retain the best available personnel for service as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

All options granted hereunder shall be nonstatutory stock options.

2.    Definitions.    As used herein, the following definitions shall apply:

(a)    “Board” shall mean the Board of Directors of the Company.

(b)    “Code” shall mean the Internal Revenue Code of 1986, as amended.

(c)    “Common Stock” shall mean the Common Stock of the Company.

(d)    “Company” shall mean Applied Micro Circuits Corporation, a Delaware corporation.

(e)    “Continuous Status as a Director” shall mean the absence of any interruption or termination of service as a Director.

(f)    “Director” shall mean a member of the Board.

(g)    “Employee” shall mean any person, including any officer or director, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director’s fee by the Company shall not be sufficient in and of itself to constitute “employment” by the Company.

(h)    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(i)    “Option” shall mean a stock option granted pursuant to the Plan. All options shall be nonstatutory stock options (i.e., options that are not intended to qualify as incentive stock options under Section 422 of the Code).

(j)    “Optioned Stock” shall mean the Common Stock subject to an Option.

(k)    “Optionee” shall mean an Outside Director who receives an Option.

(l)    “Outside Director” shall mean a Director who is not an Employee.

(m)    “Parent” shall mean a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(n)    “Plan” shall mean this 1997 Directors’ Stock Option Plan.

(o)    “Share” shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

(p)    “Subsidiary” shall mean a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.    Stock Subject to the Plan.    Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 2,200,000 Shares (the “Pool”) of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. If Shares which were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

4.    Administration of and Grants of Options under the Plan.

(a)    Administrator.    Except as otherwise required herein, the Plan shall be administered by the Board.

(b)    Procedure for Grants.    All grants of Options hereunder shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

(i)    No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

(ii)    An Outside Director shall be automatically granted an Option to purchase 100,000 Shares (the “First Option”) on the date on which such person first becomes an Outside Director after the effective date of the Plan, whether through election by the stockholders of the Company or appointment by the Board of Directors to fill a vacancy.

(iii)    Each Outside Director shall be automatically granted an Option to purchase 50,000 Shares (a “Subsequent Option”) on April 1 of each calendar year, provided that, on such date, he or she shall have served on the Board for at least six (6) months prior to the date of such Annual Meeting and, provided further, that a Subsequent Option shall not be granted to an Outside Director who is an Outside Director on the effective date of the Plan until April 1, 2000.

(iv)    Notwithstanding the provisions of subsections (ii) and (iii) hereof, in the event that a grant would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors receiving an Option on such date on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action of the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

(v)    Notwithstanding the provisions of subsections (ii) and (iii) hereof, any grant of an Option made before the Company has obtained stockholder approval of the Plan in accordance with Section 17 hereof shall be conditioned upon obtaining such stockholder approval of the Plan in accordance with Section 17 hereof.

(vi)    The terms of each First Option granted hereunder shall be as follows:

(1)    the First Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 9 hereof;

(2)    the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the First Option, determined in accordance with Section 8 hereof; and

(3)    the First Option shall become exercisable in installments cumulatively as to 1/12th of the Shares subject to the First Option on each monthly anniversary of the date of grant of the Option.

(vii)    The terms of each Subsequent Option granted hereunder shall be as follows:

(1)    the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 9 hereof;

(2)    the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the Subsequent Option, determined in accordance with Section 8 hereof; and

(3)    the Subsequent Option shall become exercisable in installments cumulatively as to 1/12th of the Shares subject to the Subsequent Option on each monthly anniversary of the date of grant of the Subsequent Option.

(c)    Powers of the Board.    Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (ii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

(d)    Effect of Board’s Decision.    All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

(e)    Suspension or Termination of Option.    If the Chairman of the Board or his or her designee reasonably believes that an Optionee has committed an act of misconduct, the Chairman of the Board may suspend the Optionee’s right to exercise any Option pending a determination by the Board (excluding any Director accused of the misconduct). If the Board (excluding any Director accused of the misconduct) determines that the Optionee has (i) committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, (ii) made an unauthorized disclosure of any Company trade secret or confidential information, (iii) engaged in any conduct constituting unfair competition, (iv) induced any Company customer to breach a contract with the Company, or (v) induced any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his or her estate or any person who acquired the right to exercise the Option by bequest or inheritance shall be entitled to exercise any Option whatsoever. In making such determination, the Board (excluding any Director accused of the misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on Optionee’s behalf at a hearing before the Board or a committee of the Board.

5.    Eligibility.    Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 4(b) hereof. An Outside Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

6.    Term of Plan; Effective Date.    The Plan shall become effective on the effectiveness of the registration statement under the Securities Act of 1933, as amended, relating to the Company’s initial public offering of securities. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

7.    Term of Options.    The term of each Option shall be ten (10) years from the date of grant thereof.

8.    Exercise Price and Consideration.

(a)    Exercise Price.    The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be 100% of the fair market value per Share on the date of grant of the Option.

(b)    Fair Market Value.    The fair market value shall be determined by the Board; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices of the Common Stock in the over-the-counter market on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation (“Nasdaq”) System) or, in the event the Common Stock is traded on the Nasdaq National Market or listed on a stock exchange, the fair market value per Share shall be the closing price on such system or exchange on the date of grant of the Option (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in The Wall Street Journal. With respect to any Options granted hereunder concurrently with the initial effectiveness of the Plan, the fair market value shall be the Price to Public as set forth in the final prospectus relating to such initial public offering.

(c)    Form of Consideration.    The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist entirely of cash, check, other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised (which, if acquired from the Company, shall have been held for at least six months), by delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or any combination of such methods of payment and/or any other consideration or method of payment as shall be permitted under applicable corporate law.

9.    Exercise of Option.

(a)    Procedure for Exercise; Rights as a Stockholder.    Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4(b) hereof; provided, however, that no Options shall be exercisable prior to stockholder approval of the Plan in accordance with Section 17 hereof has been obtained.

An Option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)    Termination of Status as a Director.    If an Outside Director ceases to serve as a Director, he or she may, but only within ninety (90) days after the date he or she ceases to be a Director (or such other period of time as is determined by the Board) exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that such Outside Director was not entitled to exercise an Option at the date of such termination, or does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

(c)    Disability of Optionee.    Notwithstanding Section 9(b) above, in the event a Director is unable to continue his or her service as a Director with the Company as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within six (6) months (or such other period of time as is determined by the Board) from the date of such termination, exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

(d)    Death of Optionee.    In the event of the death of an Optionee, the Option may be exercised, at any time within six (6) months (or such other period of time as is determined by the Board) following the date of death, by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as Director for six (6) months (or such other period of time as is determined by the Board) after the date of death. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired.

10.    Nontransferability of Options.    The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution or pursuant to a domestic relations order (as defined by the Code or the rules thereunder). The designation of a beneficiary by an Optionee does not constitute a transfer. An Option may be exercised during the lifetime of an Optionee only by the Optionee or a transferee permitted by this Section.

11.    Adjustments Upon Changes in Capitalization; Corporate Transactions.

(a)    Adjustment.    Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

(b)    Corporate Transactions.    In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, (iii) a merger or consolidation in which the Company is not the surviving corporation, or (iv) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, the Company shall give to the Eligible Director, at the time of adoption of the plan for liquidation, dissolution, sale, merger, consolidation or reorganization, either a reasonable time thereafter within which to exercise the Option, including Shares as to which the Option would not be otherwise exercisable, prior to the effectiveness of such liquidation, dissolution, sale, merger, consolidation or reorganization, at the end of which time the Option shall terminate, or the right to exercise the Option, including Shares as to which the Option would not be otherwise exercisable (or receive a substitute option with comparable terms), as to an equivalent number of shares of stock of the corporation succeeding the Company or acquiring its business by reason of such liquidation, dissolution, sale, merger, consolidation or reorganization.

12.    Time of Granting Options.    The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

13.    Amendment and Termination of the Plan.

(a)    Amendment and Termination.    The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain approval of the stockholders of the Company to Plan amendments to the extent and in the manner required by such law or regulation. Notwithstanding the foregoing, the provisions set forth in Section 4 of this Plan (and any other Sections of this Plan that affect the formula award terms required to be specified in this Plan by Rule 16b-3) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

(b)    Effect of Amendment or Termination.    Any such amendment or termination of the Plan that would impair the rights of any Optionee shall not affect Options already granted to such Optionee and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

14.    Conditions Upon Issuance of Shares.    Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

15.    Reservation of Shares.    The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

16.    Option Agreement.    Options shall be evidenced by written option agreements in such form as the Board shall approve.

17.    Stockholder Approval.    Continuance of the Plan shall be subject to approval by the stockholders of the Company at or prior to the first annual meeting of stockholders held subsequent to the granting of an Option hereunder. If such stockholder approval is obtained at a duly held stockholders’ meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon. If such stockholder approval is obtained by written consent, it may be obtained by the written consent of the holders of a majority of the outstanding shares of the Company. Options may be granted, but not exercised, before such stockholder approval.

APPLIED MICRO CIRCUITS CORPORATION
1992 STOCK OPTION PLAN

FORM OF NOTICE OF GRANT, STOCK OPTION AGREEMENT AND NOTICE OF EXERCISE

[GRAPHIC]

Applied Micro Circuits Corporation
6290 Sequence Drive
San Diego, CA 92121
ID: 94-2586591

«First_Name» «Middle_Name» «Last_Name»	Option Number: «Number»
«Address_Line_1» «Address_Line_2»	Plan: «Plan»
«City» «State» «Country» «Zip_Code»	ID: «ID»

Effective «Option_Date», you have been granted a «Long_Type» to buy «Shares_Granted» shares of Applied Micro Circuits Corporation (AMCC) common stock at $«Option_Price» per share.

The total option price of the shares granted is «Total_Option_Price».

Your shares become exercisable as follows:

Shares	Vest Type	Full Vest	Expiration
«Shares_Period_1»	«Vest_Type_Period_1»	«Vest_Date_Period_1»	«Expiration_Date_Period_1»
«Shares_Period_2»	«Vest_Type_Period_2»	«Vest_Date_Period_2»	«Expiration_Date_Period_2»

If you have any questions, please contact Stock Administration at x 3462.

By your signature and the signature of David M. Rickey below, you and AMCC agree that these options are granted under and governed by the terms and conditions of AMCC’s 1992 Stock Option Plan and this Option Agreement. You acknowledge that you have reviewed the 1992 Stock Option Plan and this Option Agreement in their entirety, have had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Option. You also agree to accept as binding, conclusive and final all decisions or interpretations of the AMCC Board of Directors upon any questions arising under the 1992 Stock Option Plan and this Option Agreement.

Your option will not become exercisable until a signed copy of this Option Agreement is received by Stock Administration.

David M. Rickey, Chairman and CEO                                                                          Date

«First_Name» «Middle_Name» «Last_Name»                                                             Date

APPLIED MICRO CIRCUITS CORPORATION
1997 DIRECTORS’ STOCK OPTION PLAN

1.    Grant of Option.    The Board of Directors of the Company hereby grants to the Optionee named in the Notice of Grant attached hereto (the “Optionee”), an option (the “Option”) to purchase a number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms and conditions of the 1997 Directors’ Stock Option Plan (the “Plan”), which is incorporated herein by reference. Capitalized terms not defined herein shall have the meanings ascribed to such terms in the Plan. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

2.    Exercise of Option.

(a)    Right to Exercise.    This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement. In the event of Optionee’s death, disability or other termination of Optionee’s employment or consulting relationship, the exercisability of the Option is governed by the applicable provisions of the Plan and this Option Agreement.

(b)    Methods of Exercise.    This Option shall be exercisable by any of the following methods: (i) execution of the Notice of Exercise in the form attached hereto and delivery of such Notice of Exercise in person to Stock Administration, (ii) online exercise through a captive broker designated by the Company (a “Captive Broker”), (iii) telephonic exercise communicated to a representative of a Captive Broker, (iv) telephonic exercise through a voice response system designated by the Company or (v) such other method or methods of exercise as may be designated by the Company from time to time. Any such method of exercise shall require Optionee to notify the Company of Optionee’s election to exercise the Option and the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and may require Optionee to make such other representations and agreements as to Optionee’s investment intent with respect to such Exercised Shares as may be required by the Company pursuant to the provisions of the Plan (collectively, an “Exercise Notice”). This Option shall be deemed to be exercised upon receipt by the Company or Captive Broker, as applicable, of such Exercise Notice and receipt by the Company of the exercise price for the Exercised Shares.

No Shares will be issued pursuant to the exercise of this Option unless such issuance and such exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to Optionee on the date the Option is exercised with respect to such Exercised Shares.

3.    Method of Payment.    Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of Optionee:

(a)    cash;

(b)    check;

(c)    delivery of a properly executed Notice of Exercise together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

(d)    delivery of other shares of Common Stock of the Company which (x) have been owned by Optionee for the period required to avoid a charge to the Company’s reported earnings (generally six months) or that Optionee did not acquire, directly or indirectly, from the Company, (y) are owned free and clear of any liens, claims, encumbrances or security interests and (z) have a Fair Market Value on the date of delivery equal to the aggregate Exercise Price of the Exercised Shares. “Delivery” for these purposes, in the sole discretion of the Company at the time Optionee exercises the Option, shall include delivery to the Company of Optionee’s attestation of ownership of such shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, Optionee may not exercise an Option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

4.    TERMINATION OF STATUS AS A DIRECTOR.    IN THE EVENT OF TERMINATION OF OPTIONEE’S CONTINUOUS STATUS AS A DIRECTOR FOR ANY REASON, OTHER THAN AS A RESULT OF THE DEATH OF OPTIONEE, OPTIONEE MAY EXERCISE THIS OPTION NO LATER THAN THE DATE OF EXPIRATION OF THE TERM OF THIS OPTION AS SET FORTH IN SECTION 8 BELOW, BUT ONLY TO THE EXTENT EXERCISABLE AT THE DATE OF SUCH TERMINATION. TO THE EXTENT THIS OPTION WAS NOT EXERCISABLE AT THE DATE OF SUCH TERMINATION OR IF OPTIONEE DOES NOT EXERCISE THIS OPTION WITHIN THE TIME SPECIFIED HEREIN, THE OPTION SHALL TERMINATE.

5.    DEATH OF OPTIONEE.

(A)    IN THE EVENT OF THE DEATH OF OPTIONEE DURING THE TERM OF THIS OPTION AND WHILE A DIRECTOR OF THE COMPANY AND HAVING BEEN IN CONTINUOUS STATUS AS A DIRECTOR SINCE THE DATE OF GRANT OF THE OPTION, THE OPTION MAY BE EXERCISED AT ANY TIME WITHIN FIFTEEN (15) MONTHS FOLLOWING THE DATE OF DEATH (BUT IN NO EVENT LATER THAN THE DATE OF EXPIRATION OF THE TERM OF THIS OPTION AS SET FORTH IN SECTION 8 BELOW) BY OPTIONEE’S ESTATE OR BY A PERSON WHO ACQUIRED THE RIGHT TO EXERCISE THE OPTION BY BEQUEST OR INHERITANCE BUT ONLY TO THE EXTENT EXERCISABLE AT THE DATE OF DEATH.

(b)    In the event of the death of Optionee during the term of this Option but after the date of termination of Optionee’s Continuous Status as a Director, the Option may be exercised by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance at any time no later than the date of expiration of the term of this Option as set forth in Section 8 below, but only to the extent exercisable at the date of termination of Optionee’s Continuous Status as a Director. To the extent this Option was not exercisable at the date of termination Optionee’s Continuous Status as a Director or if Optionee’s estate or such other person does not exercise this Option within the time specified herein, the Option shall terminate.

6.    SUSPENSION OR TERMINATION OF OPTION.    IF THE CHAIRMAN OF THE BOARD OR HIS OR HER DESIGNEE REASONABLY BELIEVES THAT OPTIONEE HAS COMMITTED AN ACT OF MISCONDUCT, THE CHAIRMAN OF THE BOARD MAY SUSPEND OPTIONEE’S RIGHT TO EXERCISE THIS OPTION PENDING A DETERMINATION BY THE BOARD (EXCLUDING ANY DIRECTOR ACCUSED OF THE MISCONDUCT). IF THE BOARD (EXCLUDING ANY DIRECTOR ACCUSED OF THE MISCONDUCT) DETERMINES THAT OPTIONEE HAS (I) COMMITTED AN ACT OF EMBEZZLEMENT, FRAUD, DISHONESTY, NONPAYMENT OF AN OBLIGATION OWED TO THE COMPANY, BREACH OF FIDUCIARY DUTY OR DELIBERATE DISREGARD OF THE COMPANY RULES RESULTING IN LOSS, DAMAGE OR INJURY TO THE COMPANY, (II) MADE AN UNAUTHORIZED DISCLOSURE OF ANY COMPANY TRADE SECRET OR CONFIDENTIAL INFORMATION, (III) ENGAGED IN ANY CONDUCT CONSTITUTING UNFAIR COMPETITION, (IV) INDUCED ANY COMPANY CUSTOMER TO BREACH A CONTRACT WITH THE COMPANY, OR (V) INDUCED ANY PRINCIPAL FOR WHOM THE COMPANY ACTS AS AGENT TO TERMINATE SUCH AGENCY RELATIONSHIP, NEITHER OPTIONEE NOR HIS OR HER ESTATE OR ANY PERSON WHO ACQUIRED THE RIGHT TO EXERCISE THIS OPTION BY BEQUEST OR INHERITANCE SHALL BE ENTITLED TO EXERCISE THE OPTION. IN MAKING SUCH DETERMINATION, THE BOARD (EXCLUDING ANY DIRECTOR ACCUSED OF THE MISCONDUCT) SHALL ACT FAIRLY AND SHALL GIVE OPTIONEE AN OPPORTUNITY TO APPEAR AND PRESENT EVIDENCE ON OPTIONEE’S BEHALF AT A HEARING BEFORE THE BOARD OR A COMMITTEE OF THE BOARD.

7.    Non-Transferability of Option.    This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution or pursuant to a domestic relations order (as defined by the Code or the rules thereunder) and may be exercised during the lifetime of Optionee only by Optionee or a transferee permitted by Section 10 of the Plan. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

8.    Term of Option.    This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

9.    Withholding and Employment Taxes Upon Exercise of Option.    Optionee understands that, upon exercise of this Option, Optionee will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the shares over the exercise price. The Company will be required to withhold tax from Optionee’s current compensation with respect to such income; to the extent that Optionee’s current compensation is insufficient to satisfy the withholding tax liability, the Company may require Optionee to make a cash payment to cover such liability as a condition of exercise of this Option. To the extent authorized by the Board in its sole discretion, Optionee may make an election, by means of a form of election to be prescribed by the Board, to have shares of Common Stock or other securities of the Company that are acquired upon exercise of the Option withheld by the Company or to tender other shares of Common Stock or other securities of the Company owned by Optionee to the Company at the time of exercise of the Option to pay the amount of tax that would otherwise be required by law to be withheld by the Company as a result of any exercise of the Option from amounts payable to such person, subject to the following limitations:

(I)    SUCH ELECTION SHALL BE IRREVOCABLE;

(ii)    such election shall be subject to the disapproval of the Board at any time;

(iii)    such election may not be made within six months of the date of grant of the Option (except that this limitation shall not apply in the event of death or disability of such person occurring prior to the expiration of the six-month period); and

(iv)    such election must be made either (A) six months prior to the date that the amount of tax to be withheld upon such exercise is determined or (B) in any ten-day period beginning on the third business day following the date of release by the Company for publication of quarterly or annual summary statements of sales or earnings of the Company.

Any securities so withheld or tendered will be valued by the Company as of the date of exercise.

CONSENT OF SPOUSE

The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company’s granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned’s spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.

Spouse of Optionee

NOTICE OF EXERCISE

To:	Applied Micro Circuits Corporation
Attn:	Stock Option Administrator
Subject:	Notice of Intention to Exercise Stock Option

This is official notice that the undersigned (“Optionee”) intends to exercise Optionee’s option to purchase              shares of Applied Micro Circuits Corporation Common Stock, under and pursuant to the Company’s 1997 Directors’ Stock Option Plan and the Option Agreement dated                     , as follows:

Grant Number:
Date of Purchase:
Number of Shares:
Purchase Price:
Method of Payment of
Purchase Price:
Social Security No.:

The shares should be issued as follows:

Name:

Address:

Signed:

Date: